PROSPECTUS                                                   NOVEMBER 18, 2002

                                  PRUDENT BEAR
                                 LARGE CAP FUND

                                 NO LOAD SHARES

PROSPECTUS                                                   NOVEMBER 18, 2002

                                                                NO LOAD SHARES

PRUDENT BEAR LARGE CAP FUND

   The Prudent Bear Large Cap Fund seeks capital appreciation in a declining equity market. Please read this prospectus and keep it for future reference.
It contains important information, including information on how the Prudent Bear Large Cap Fund invests and the services it offers to shareholders.

Prudent Bear Funds, Inc.
8140 Walnut Hill Lane
Suite 300
Dallas, Texas  75231

1-800-771-1848 (Account Information)

http://www.prudentbear.com

TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Prudent Bear
  Large Cap Fund                                                             2
Fees and Expenses                                                            3
Investment Objective and Strategies                                          4
Management of the Fund                                                       5
The Fund's Share Price                                                       5
Purchasing No Load Shares                                                    6
Redeeming No Load Shares                                                     8
Exchanging No Load Shares                                                   10
Dividends, Distributions and Taxes                                          11

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE PRUDENT BEAR LARGE CAP FUND

1.  WHAT IS THE FUND'S GOAL?

    The Prudent Bear Large Cap Fund seeks capital appreciation.

2.  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

    The Prudent Bear Large Cap Fund seeks capital appreciation in declining equity markets. If the Fund is successful in achieving its objective, then, assuming declining equity markets, the Fund will provide investment results that meet or exceed the opposite of the results of a blended average of the Standard & Poor's Index of 100 highly capitalized stocks ("S&P 100") and the NASDAQ Index of the 100 largest OTC stocks ("NDX"). In the event of rising equity markets, the Fund may take a temporary defensive position by investing some or all of its assets in money market instruments. In response to rising equity markets, the Fund may also change its investment objective (without shareholder approval).
To accomplish the Prudent Bear Large Cap Fund's investment objective, the Fund will primarily use the following two investment tactics:

    o SHORT SELLING OF INDIVIDUAL COMMON STOCKS - It's investment adviser, David W. Tice & Associates, Inc., will select individual stocks from among the 200 stocks included in the S&P 100 and the NDX to sell short. Stocks will be selected from those included in the indices using a "bottom-up" investment analysis based on company-specific fundamental factors. In selecting stocks for short sales, the Adviser will endeavor to maintain a sector weighting comparable to that of the two indices.

    o INDEX FUTURES, OPTIONS ON INDEX FUTURES AND OPTIONS ON STOCK INDICES - The Prudent Bear Large Cap Fund may sell futures contracts on the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") and NDX and may purchase put options on those indices as well as futures contracts on those indices.

    Based on the Adviser's assessment of market conditions, the Adviser will utilize the investment tactics that best accommodate the flow of funds into and out of the Prudent Bear Large Cap Fund. The Adviser actively manages the Prudent Bear Large Cap Fund's portfolio. The Prudent Bear Large Cap Fund's annual portfolio turnover rate usually will exceed 100%.

3.  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

    Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

    o MARKET RISK: The prices of the securities or the performance of the target indices in which the Prudent Bear Large Cap Fund invests may move against the Fund for a number of reasons.

    o ASSET ALLOCATION RISK: The Prudent Bear Large Cap Fund will be "short" the market in substantially all situations and its investment results will suffer if there is a general stock market advance. This risk is in addition to the market risks associated with each of the Fund's investments.

    o SHORT SALES RISK: The Prudent Bear Large Cap Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

    o OPTIONS ON INDICES AND INDEX FUTURES INVESTING RISK: If the Prudent Bear Large Cap Fund purchases an option on an index or an index future and the index fails to move in the direction the Adviser expected, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. If the Prudent Bear Large Cap Fund writes ("sells") an option on an index or an index future and the index fails to move in the direction the Adviser expected, the Fund's losses could easily exceed the proceeds it received when it wrote the option.

    o FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS RISK: The Prudent Bear Large Cap Fund may purchase and sell stock index futures and options on stock index futures contracts. Futures contracts present risks of the possible inability to close a future contract when desired, losses due to unanticipated market movements which are potentially unlimited, and the possible inability of the Adviser to correctly predict the direction of securities prices.

    o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Bear Large Cap Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The Prudent Bear Large Cap Fund's portfolio turnover rate is not calculated with regard to securities, including options and futures contracts, having a maturity of less than one year. Consequently the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

    Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4.  HOW HAS THE FUND PERFORMED?

    The Fund only recently commenced operations and has no performance history. The Fund's performance will vary from year to year. As a shareholder, you may lose or make money on your investment.

FEES AND EXPENSES

    The table below describes the fees and expenses that you may pay if you buy and hold No Load shares of the Prudent Bear Large Cap Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)                                 No Sales
  Imposed on Purchases (as a                                Charge
  percentage of offering price)
Maximum Deferred Sales                                      No Deferred
  Charge (Load) (as a percentage                            Sales Charge
  of offering price)
Maximum Sales Charge (Load)                                 No Sales
  Imposed on Reinvested                                     Charge
  Dividends and Distributions
    (as a percentage of offering price)
Redemption Fee                                              None(1)<F1>
Exchange Fee                                                None(2)<F2>

(1)<F1>  Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F2>  Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are Deducted from Fund Assets)
Management Fees                                             0.75%
Distribution and/or Service (12b-1)
  Fees                                                      0.25%
Other Expenses
     Dividends on Short Positions                           0.20%(1)<F3>(2)<F4>
     All Remaining Other Expenses                           0.90%(1)<F3>
                                                            -----
Total Other Expenses                                        1.10%(1)<F3>
                                                            -----
Total Annual Fund Operating
  Expenses                                                  2.10%(1)<F3>
                                                            -----
                                                            -----

(1)<F3>  Based on estimates for the fiscal year ending September 30, 2002.
(2)<F4> When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividend-substitute payments"). These dividend-substitute payments are investment expenses of the Fund.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      1 YEAR                       3 YEARS
                      ------                       -------
                       $213                          $658

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

    The Prudent Bear Large Cap Fund seeks capital appreciation. The Prudent Bear Large Cap Fund may take temporary defensive positions if the Adviser believes equity markets are likely to rise significantly after having declined significantly. This means the Prudent Bear Large Cap Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Prudent Bear Large Cap Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Prudent Bear Large Cap Fund might not appreciate and investors could lose money.

    Even when not taking a temporary defensive position, the Prudent Bear Large Cap Fund will invest in money market instruments and hold some cash so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. As a consequence of some of the investment techniques utilized by the Prudent Bear Large Cap Fund, particularly effecting short sales, a significant portion of its assets (up to 100%) will be held in liquid securities, including money market instruments, as "cover" for these investment techniques. These assets may not be sold while the corresponding transaction, such as a short sale, is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Prudent Bear Large Cap Fund's assets to "cover" investment techniques may make it more difficult for the Fund to meet redemption requests or pay its expenses.

PRINCIPAL INVESTMENT STRATEGIES

    The Prudent Bear Large Cap Fund is designed to provide a means for investors to protect a portfolio from declines in the equity markets resulting from the relative over-valuation of common stocks or other reasons. The Prudent Bear Large Cap Fund attempts to do so by selecting investments that move inversely with recognized common stock indices.

    The Prudent Bear Large Cap Fund is not a "market timing" fund. At most times, it will maintain a portfolio of short positions, as the Adviser believes that the equity markets currently are, in general, over-valued and are more likely to decline significantly than to advance significantly. In making investment decisions for the Prudent Bear Large Cap Fund, the Adviser may sell short index-based securities in addition to effecting short sales in individual stocks.

    From time to time the Prudent Bear Large Cap Fund may utilize the following investment tactic. This investment tactic is not a principal investment strategy of the Prudent Bear Large Cap Fund.

    o INDEX BASED INVESTMENT COMPANIES: The Prudent Bear Large Cap Fund may sell short securities of investment companies that hold securities comprising a recognized securities index such as SPDRs, which hold the component stocks of the S&P 100 (as well as the other stocks in the S&P
        500) or the NDX. These securities may trade at discounts to their net asset value. As an investor in securities of index based investment companies, the Prudent Bear Large Cap Fund will indirectly bear its proportionate share of the expenses of those investment companies.

MANAGEMENT OF THE FUND

DAVID W. TICE & ASSOCIATES, INC. MANAGES THE INVESTMENTS OF THE PRUDENT BEAR LARGE CAP FUND.

    David W. Tice & Associates, Inc. (the "Adviser") is the investment adviser to the Prudent Bear Large Cap Fund. The Adviser's address is:

        8140 Walnut Hill Lane
        Suite 300
        Dallas, Texas  75231

    As investment adviser, the Adviser manages the investment portfolio of the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. The Prudent Bear Large Cap Fund will pay the Adviser an annual advisory fee equal to 0.75% of its average net assets.

    David W. Tice will be primarily responsible for the day-to-day management of the portfolio of the Prudent Bear Large Cap Fund. Mr. Tice is the President and founder of the Adviser. The Adviser has been conducting an investment advisory business since 1993. Prior to incorporating the Adviser, Mr. Tice conducted the same investment advisory business as a sole proprietorship since 1988. Mr. Tice is a Chartered Financial Analyst and a Certified Public Accountant. He is also president and sole shareholder of BTN Research, Inc., a registered broker-dealer.

DISTRIBUTION FEES

    The Prudent Bear Large Cap Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUND'S SHARE PRICE

    The price at which investors purchase No Load shares of the Fund and at which shareholders redeem No Load shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Fund's corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

PURCHASING NO LOAD SHARES

HOW TO PURCHASE NO LOAD SHARES FROM THE FUND

    1.  Read this prospectus carefully.

    2. Determine how much you want to invest keeping in mind the following minimums:

        A.  NEW ACCOUNTS
            o   Individual Retirement Accounts                          $1,000
            o   All other Accounts                                      $2,000

        B.  EXISTING ACCOUNTS
            o   Dividend reinvestment                               No Minimum
            o   All other investments
                (by mail)                                               $  100
                (by wire)                                               $1,000

    3. Complete the New Account Application accompanying this prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-800-711-1848.

    4. Make your check payable to the full name of the Fund. All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

    5.  Send the application and check to:

        BY FIRST CLASS MAIL
        Prudent Bear Funds, Inc.
        c/o U.S. Bancorp Fund Services, LLC
        P.O.  Box 701
        Milwaukee, WI 53201-0701

        BY OVERNIGHT DELIVERY SERVICE
        OR EXPRESS MAIL
        Prudent Bear Funds, Inc.
        c/o U.S. Bancorp Fund Services, LLC
        3rd Floor
        615 East Michigan Street
        Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-711-1848 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

        U.S. Bank, N.A.
        777 East Wisconsin Avenue
        Milwaukee, WI 53202
        ABA #042000013

        CREDIT:
        U.S. Bancorp Fund Services, LLC
        Account #112-952-137

        FURTHER CREDIT:
        (name of Fund to be purchased)
        (shareholder registration)
        (shareholder account number, if known)

    You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING NO LOAD SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

    Some broker-dealers may sell shares of the Prudent Bear Large Cap Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agent(s)") that may include the Fund as investment alternatives in the programs they offer or administer. Servicing Agents may:

    o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

    o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

    o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

    o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

    o Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

    If you decide to purchase No Load shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase No Load shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

TELEPHONE PURCHASES

    The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC. Purchases must be in amounts of $100 or more and may not be used for initial purchases of shares of the Prudent Bear Large Cap Fund. To have shares of the Large Cap Fund purchased at the net asset value determined at the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-800-711-1848.

FOREIGN INVESTORS

    The No Load shares of the Prudent Bear Large Cap Fund generally are not sold outside of the United States, except to individuals who are residents of certain countries (subject to a minimum investment of U.S. $2,000). If you reside outside of the United States, please consult our Internet site at http://www.prudentbear.com and review the information under "Non-US Investors."
--------------------------

OTHER INFORMATION ABOUT PURCHASING NO LOAD SHARES OF THE FUND

    The Fund may reject any purchase order for any reason. The Fund will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

    The Fund will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Fund will send investors a written confirmation for all purchases of No Load shares whether or not evidenced by certificates.

    The Fund offers an automatic investment plan allowing shareholders to make purchases of No Load shares on a regular and convenient basis. The Fund offers the following retirement plans:

    o   Traditional IRA
    o   Roth IRA
    o   SEP-IRA
    o   Coverdell Education Savings Account

    Investors can obtain further information about the automatic investment plan and the IRAs by calling the Fund at 1-800-711-1848. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

REDEEMING NO LOAD SHARES

HOW TO REDEEM (SELL) NO LOAD SHARES BY MAIL

    1.  Prepare a letter of instruction containing:

        o   the name of the Fund

        o   account number(s)

        o   the amount of money or number of shares being redeemed

        o   the name(s) on the account

        o   daytime phone number

        o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-711-1848 if you have any questions.

    2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

    3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

    4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

        o   The redemption request includes a change of address

        o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

        o The redemption proceeds are to be sent to an address other than the address of record

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

    5.  Send the letter of instruction to:

        BY FIRST CLASS MAIL
        Prudent Bear Funds, Inc.
        c/o U.S. Bancorp Fund Services, LLC
        Shareholder Services Center
        P. O. Box 701
        Milwaukee, WI  53201-0701

        BY OVERNIGHT DELIVERY SERVICE
        OR EXPRESS MAIL
        Prudent Bear Funds, Inc.
        c/o U.S. Bancorp Fund Services, LLC
        3rd Floor
        615 East Michigan Street
        Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) NO LOAD SHARES
BY TELEPHONE

    1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming No Load shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts and shares represented by certificates cannot be redeemed by telephone.

    2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

    3. Call U.S. Bancorp Fund Services, LLC at 1-800-711-1848. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) NO LOAD SHARES THROUGH SERVICING AGENTS

    If your No Load shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

    The redemption price per share you receive for redemption requests is the next determined net asset value after:

    o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

    o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

    o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

    o For those shareholders who redeem No Load shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

    o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

     o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming No Load shares of the Fund, shareholders should consider the following:

    o   The redemption may result in a taxable gain.

    o Shareholders who redeem No Load shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

    o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

    o If you purchased No Load shares by check, the Fund may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 12 days from the date of purchase).

    o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

    o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

    o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

    o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

    o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with securities rather than with cash.

EXCHANGING NO LOAD SHARES

    No Load Shares of any of the Prudent Bear Fund, the Prudent Safe Harbor Fund and the Prudent Bear Large Cap Fund may be exchanged for No Load Shares of any other of the Prudent Bear Fund, Prudent Safe Harbor Fund and the Prudent Bear Large Cap Fund at their relative net asset values. (The Prudent Bear Fund and the Prudent Safe Harbor Fund are described in a different prospectus.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

    1. Read this prospectus and the prospectus for the Prudent Bear Fund and Prudent Safe Harbor Fund carefully.

    2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

    3. Call U.S. Bancorp Fund Services, LLC at 1-800-711-1848. You may also make an exchange by writing to the Prudent Bear Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. U.S. Bancorp Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.

DIVIDENDS, DISTRIBUTIONS
AND TAXES

    The Prudent Bear Large Cap Fund will distribute substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

    o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

    o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

    You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-711-1848.

    The Fund's distributions, whether received in cash or additional No Load shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

PRUDENT BEAR LARGE CAP FUND
NO LOAD SHARES

    To learn more about the Prudent Bear Large Cap Fund you may want to read its Statement of Additional Information (or "SAI"), which contains additional information about the Fund. The Prudent Bear Large Cap Fund has incorporated by reference the SAI into this prospectus. This means that you should consider the contents of the SAI to be part of this prospectus.

    You also may learn more about the Fund's investments by reading its annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

    The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-711-1848.

    Prospective investors and shareholders who have questions about the Prudent Bear Large Cap Fund may also call the above number or write to the following address:

    Prudent Bear Funds, Inc.
    8140 Walnut Hill Lane
    Suite 300
    Dallas, Texas  75231

    The general public can review and copy information about the Prudent Bear Large Cap Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

    Public Reference Section
    Securities and Exchange Commission
    Washington, D.C.  20549-6009

    Please refer to the Investment Company Act File No. 811-9120 of the Prudent Bear Large Cap Fund when seeking information about the Fund from the Securities and Exchange Commission.